UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 17, 2020

Idera Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31918 (Commission File Number)	04-3072298 (I.R.S. Employer Identification No.)

505 Eagleview Blvd., Suite 212
Exton, Pennsylvania	19341
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 348-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IDRA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2020, Idera Pharmaceuticals, Inc. (“Idera” or the “Company”) announced the appointment of Daniel Soland as Senior Vice President and Chief Operating Officer, effective January 4, 2021 (the “Effective Date”). Mr. Soland, who is 62, has served as a consultant to Idera since 2017. Previously, Mr. Soland served as Chief Executive Officer of uniQure N.V., a human gene therapy company, from December 2015 until September 2016. Mr. Soland also served as Senior Vice President and Chief Operating Officer of ViroPharma, Inc. from 2008 until it was acquired in 2014. Mr. Soland is a director of Acadia Pharmaceuticals, Inc., DBV Technologies SA, and KalVista Pharmaceuticals, Inc. There are no family relationships between Mr. Soland and any of the Company’s directors, nominees for director, or executive officers.

Mr. Soland will receive a base salary of $425,000 per year and be eligible for an annual cash bonus target equal to 40% of his base salary under the Company’s annual incentive plan. Mr. Soland is expected to receive a new-hire grant of stock options under the Company’s 2013 Stock Incentive Plan on the Effective Date to purchase 200,000 shares of the Company’s common stock, with an exercise price equal to the fair market value of the Company’s common stock on the date of grant (the “New Hire Grant”). The New Hire Grant will vest with respect to 25% of the shares subject to the option on the first anniversary of the date of grant and, with respect to the balance of the shares subject to the option, in 12 equal quarterly installments over the three-year period thereafter. The Company also expects to enter into indemnification and executive severance and change-of-control agreements with Mr. Soland consistent with the Company’s standard forms of those agreements applicable to executive officers.

Idera also announced that R. Clayton Fletcher will retire from his role as the Company’s Senior Vice President of Business Development and Strategic Planning, effective December 31, 2020.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Financial Statements and Exhibits.
99.1	Press Release dated November 17, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDERA PHARMACEUTICALS, INC.

By:	/s/ Bryant D. Lim
Bryant D. Lim
Senior V.P., General Counsel

Dated: November 17, 2020